SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2010 (April 21, 2010)

NETWORK 1 FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14753	11-3423157
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification
incorporation)		No.)

2 Bridge Avenue, 4th Floor	07701
Red Bank, NJ	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 758-9001

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Network 1 Financial Group, Inc. (formerly known as International Smart Sourcing, Inc.), a Delaware corporation (the “Company”) acknowledges that this Current Report on Form 8-K as well as other filings with the Securities and Exchange Commission (“SEC”) and the Company’s releases issued to the public contain various statements relating to future results, including certain projections and business trends. These statements constitute “Forward-Looking Statements.”

Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, future events or performance and underlying assumptions and other statements that are other than statements of historical facts. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitations, management’s examination of historical operating trends, data contained in the Company’s records and other data available from third parties, but there can be no assurance that management’s expectations, beliefs or projections will be achieved or accomplished. Certain risks and uncertainties may cause actual results to be materially different from projected results contained in forward-looking statements in this Current Report and in other disclosures. Finally, the Company’s future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in the Company’s other filings with the SEC. Actual results may differ materially from those expressed or implied by forward-looking statements.

Item 1.01 Entry into a Material Definitive Agreement

On April 21, 2010, Network 1 Financial Securities, Inc. (“NETW”), a wholly owned subsidiary of Network 1 Financial Group, Inc. (the “Company”) entered into a fully executed Clearing Agreement with Legent Clearing LLC (“Legent” or the “Clearing Broker”), effective as of April 15, 2010 (the “Clearing Agreement”).  As previously disclosed by the Company in a Current Report on Form 8-K that was filed with the SEC on December 9, 2010, NETW ended its relationship with its previous clearing firm Southwest Securities, Inc. (“Southwest”), effective 90 days from the date of a Termination Letter between NETW and Southwest.  Such Termination Letter was dated November 25, 2009 and the termination date was February 23, 2010 (the “Termination Date”).  Southwest subsequently extended the Termination Date an additional ninety days to May 24, 2010.  A copy of such extension letter is attached hereto as Exhibit 10.2.

Pursuant to the Clearing Agreement, Legent will provide certain services to NETW (the “Services”) with respect to customer accounts (the “Accounts”) introduced by NETW to Legent.  Among other things, the Services shall include the following: (i) executing, clearing and settling securities transactions on behalf of NETW; (ii) preparing and delivering confirmations and Account statements; (iii) extending credit to Accounts; (iv) performing various cashiering functions; (v) safeguarding Account funds and securities; and (vi) maintaining books and records with respect to the Accounts.  The Clearing Agreement requires NETW to put down a $100,000 deposit, which will be paid in two installments of $50,000 each, and will be taken from a portion of the deposit amount currently being held by Southwest.

The foregoing summary of the terms of the Clearing Agreement does not purport to summarize all of the provisions of the document, and the transactions contemplated therein, and is qualified in its entirety by reference to the Clearing Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

No.	Description

10.1	Clearing Agreement between Network 1 Financial Securities, Inc. and Legent Clearing LLC, effective as of April 15, 2010 (without Schedules).
10.2	Extension Letter from Southwest Securities, Inc., dated March 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2010

NETWORK 1 FINANCIAL GROUP, INC.

By /s/ William R. Hunt
William R. Hunt
President and Director

EXHIBIT INDEX

No.	Description

10.1	Clearing Agreement between Network 1 Financial Securities, Inc. and Legent Clearing LLC, effective as of April 15, 2010 (without Schedules).
10.2	Extension Letter from Southwest Securities, Inc., dated March 8, 2010.